Chevron	PHYSICAL TRANSACTION CONFIRMATION FORIMMEDIATE DELIVERY					Trade Date: 12/12/2007 Confirmation #: 391355

This Transaction Confirmation is subject to the Base Contract between Seller and Buyer dated 12/01/2004.  The terms of this Transaction Confirmation are binding unless disputed within 2 Business Days of receipt unless otherwise specified in the Base Contract.

SELLER:

Chevron Natural Gas, a division of Chevron USA Inc.

PO Box 4700

Houston, TX  77210

United States

Contact:

Maria Perales

Email:

Maria.Perales@chevron.com

Phone:

832-854-5113

Fax:

832-854-3292

Broker:

Broker Ref #:

Base Contract #:

20325

				BUYER: Florida Public Utilities Company P.O. Box 3395 West Palm Beach, FL 33402-3395 United States Contact: Gas Logistics Mgmt Email: Phone: 561-838-1723 Fax: 561-838-1713
PERFORMANCE OBLIGATION: Firm					Contract Price – USD
Delivery Period	Delivery Point	Pipeline	Tier	Contract Quantity	Fixed Price	Fixed Price Index Price	Idx %	Index Prem / (Disc)
01/01/08 – 01/31/08	FGT Zone 1 Pool	FGT		4,500 MMBTU / Day		IF FGT Z1	100.00	(0.11500)
02/01/08 – 02/29/08	FGT Zone 1 Pool	FGT		5,000 MMBTU / Day		IF FGT Z1	100.00	(0.11500)
03/01/08 – 03/31/08	FGT Zone 1 Pool	FGT		4,500 MMBTU / Day		IF FGT Z1	100.00	(0.11500)
04/01/08 – 04/30/08	FGT Zone 1 Pool	FGT		3,500 MMBTU / Day		IF FGT Z1	100.00	(0.11500)
05/01/08 – 10/31/08	FGT Zone 1 Pool	FGT		3,000 MMBTU / Day		IF FGT Z1	100.00	(0.11500)
11/01/08 – 11/30/08	FGT Zone 1 Pool	FGT		3,500 MMBTU / Day		IF FGT Z1	100.00	(0.11500)
12/01/08 – 12/31/08	FGT Zone 1 Pool	FGT		4,500 MMBTU / Day		IF FGT Z1	100.00	(0.11500)
DAILY VOLUME ELECTION DETAILS
Delivery Period	Delivery Point	Pipeline		Daily Volume Elections
01/01/08 – 01/31/08	FGT Zone 1 Pool	FGT		4,500 MMBTU / Day
02/01/08 – 02/29/08	FGT Zone 1 Pool	FGT		5,000 MMBTU / Day
03/01/08 – 03/31/08	FGT Zone 1 Pool	FGT		4,500 MMBTU / Day
04/01/08 – 04/30/08	FGT Zone 1 Pool	FGT		3,500 MMBTU / Day
05/01/08 – 10/31/08	FGT Zone 1 Pool	FGT		3,000 MMBTU / Day
11/01/08 – 11/30/08	FGT Zone 1 Pool	FGT		3,500 MMBTU / Day
12/01/08 – 12/31/08	FGT Zone 1 Pool	FGT		4,500 MMBTU / Day

SELLER: Chevron Natural Gas, a division of Chevron USA Inc. BY: /s/ Allen Satterwhite Title: Allen Satterwhite, Assistant Secretary Date: 12/13/2007				BUYER: Florida Public Utilities Company By: /s/ C. L. Stein Title: C. L. Stein, COO & Senior Vice President Date: December 13, 2007